EXHIBIT 99
                              Joint Filer Information

Designated Filer:              BLUM CAPITAL PARTNERS, L.P.
Statement for Month/Day/Year:  May 10, 2004
Issuer & Symbol:               Playtex Products, Inc. (PYX)
Address of each Reporting Person for this Form 4:
909 Montgomery Street, Suite 400, San Francisco, CA  94133
Relationship to Issuer of each Reporting Person:  Director

Signatures

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

May 11, 2004

RICHARD C. BLUM & ASSOCIATES, INC.    BLUM CAPITAL PARTNERS, L.P.
                                      By: Richard C. Blum & Associates, Inc.,
                                          its general partner

By:  /s/ Gregory D. Hitchan           By:  /s/ Gregory D. Hitchan
     -----------------------               -----------------------
     Gregory D. Hitchan                    Gregory D. Hitchan
     General Counsel and Secretary         General Counsel and Secretary

BK CAPITAL PARTNERS IV, L.P.
STINSON CAPITAL PARTNERS, L.P.
STINSON CAPITAL PARTNERS II, L.P.     STINSON CAPITAL FUND (CAYMAN), LTD.
STINSON CAPITAL PARTNERS (QP), L.P.   By:  BLUM CAPITAL PARTNERS, L.P.,
                                           its investment advisor
By: BLUM CAPITAL PARTNERS, L.P.,      By:  Richard C. Blum & Associates, Inc.,
     its general partner                    its general partner
By: Richard C. Blum & Associates, Inc.,
     its general partner


By:   /s/ Gregory D. Hitchan          By:  /s/ Gregory D. Hitchan
      ----------------------               -----------------------
      Gregory D. Hitchan                   Gregory D. Hitchan
      General Counsel and Secretary        General Counsel and Secretary

BLUM STRATEGIC GP, L.L.C.             BLUM STRATEGIC PARTNERS, L.P.
                                      By: BLUM STRATEGIC GP, L.L.C.,
                                           its general partner


By:   /s/ Gregory D. Hitchan          By:   /s/ Gregory D. Hitchan
      -----------------------               -------------------------
      Gregory D. Hitchan                   Gregory D. Hitchan
      General Counsel                      General Counsel

RICHARD C. BLUM


By:  /s/ Gregory D. Hitchan
     -----------------------
     Gregory D. Hitchan, Attorney-In-Fact